EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Chief Financial Officer of W Holding Company, Inc. (the “Registrant”), hereby certifies that to his knowledge, on the date hereof:
(a)	the Form 10-Q of the Registrant for the quarter ended June 30, 2009, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Lidio V. Soriano
Lidio V. Soriano, CPA Chief Financial Officer December 21, 2009